UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

ASSET ENTITIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41612	88-1293236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Ct, 7th Floor, Dallas, TX	75201
(Address of principal executive offices)	(Zip Code)

(214) 459-3117
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	ASST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed on July 5, 2023, on June 30, 2023, Asset Entities Inc., a Nevada corporation (the “Company”), entered into a Closing Agreement (the “Closing Agreement”) with Triton Funds LP, a Delaware limited partnership (“Triton”). Under the Closing Agreement, the Company agreed to sell to Triton shares of class B common stock, $0.0001 par value per share, of the Company (the “Class B Common Stock”), having a total value, as determined under the Amended and Restated Closing Agreement, of $1,000,000. The Closing Agreement contained other terms and conditions, as previously reported.

On August 1, 2023, the Company and Triton entered into an Amended and Restated Closing Agreement (the “Amended and Restated Closing Agreement”). Subject to the terms of the Amended and Restated Closing Agreement, the Company may deliver a closing notice (the “Closing Notice”) to Triton at any time on or before September 30, 2023, pursuant to which Triton will be obligated to purchase securities of the Company with an aggregate value of $1,000,000 in the following manner. Upon delivery of the Closing Notice, Triton must purchase newly-issued shares of Class B Common Stock of the Company (the “Triton Shares”) in an amount equal to up to 9.99% of the outstanding shares of Class B Common Stock following such purchase, plus pre-funded warrants (the “Triton Pre-Funded Warrants” and together with the Triton Shares, the “Triton Securities”) that may be exercised to purchase an amount of newly-issued shares of Class B Common Stock (the “Triton Warrant Shares”), such that the aggregate price of the Triton Shares and the Triton Pre-Funded Warrants together with the exercise price to be paid upon full exercise of the Triton Pre-Funded Warrants will equal a total gross purchase price of $1,000,000. Upon the Company’s election to deliver the Closing Notice, the price of each of the Triton Shares will be set at 85% of the lowest daily volume-weighted average price of the Class B Common Stock during the five business days before and five business days after the date of the Closing Notice. The anticipated Triton Shares, Triton Pre-Funded Warrant, if required or elected by Triton, or both, will be issued on the date of such notice based on the price per share that is 85% of the lowest daily volume-weighted average price of the Class B Common Stock during the five business days before the date of such notice. If the lowest volume-weighted average price up to five of the trading days following the date of the notice is lower than the lowest volume-weighted average price during the five-trading-day before the date of such notice, then the Company will issue the required additional Triton Shares, a Triton Pre-Funded Warrant, if required or elected by Triton, or both, based on that price. Triton will pay the purchase price no later than five business days after the date of the Closing Notice.

The Triton Pre-Funded Warrants will have an exercise price of $0.01 per share and no expiration date. The Triton Pre-Funded Warrants will also contain cashless exercise provisions. For each of the Triton Warrant Shares that is required to or is elected to be issuable pursuant to the issuance of the Triton Pre-Funded Warrants instead of as Triton Shares, the number of Triton Shares that the Company will issue to Triton at the time of any sale of the Triton Securities will be decreased on a one-for-one basis. The proceeds from a sale under the Amended and Restated Closing Agreement will be reduced by a $25,000 administrative fee.

Triton’s obligation to purchase the Triton Securities under the Amended and Restated Closing Agreement is subject to certain conditions. These conditions include the filing and effectiveness of a registration statement for the resale of the Triton Shares and Triton Warrant Shares. In addition, the Class B Common Stock must remain listed on the Nasdaq Capital Market tier of The Nasdaq Stock Market LLC (“Nasdaq”), and the issuance of the Triton Shares, the Triton Pre-Funded Warrants, or the Triton Warrant Shares must not violate any requirements of Nasdaq.

The Amended and Restated Closing Agreement contains additional requirements, including that, except as disclosed in the Company’s filings with the Securities and Exchange Commission, the Company must maintain the listing of the Class B Common Stock on the Nasdaq Capital Market tier of Nasdaq and provide notice to Triton of certain events affecting the effectiveness of the registration statement filed to register the resale of the Triton Shares and Triton Warrant Shares or the availability of the respective prospectus. The Amended and Restated Closing Agreement also provides for indemnification of Triton against liabilities relating to misrepresentations, breaches of obligations, and third-party claims relating to the Amended and Restated Closing Agreement, with certain exceptions. The Amended and Restated Closing Agreement will expire either upon the date that Triton pays the required purchase price after receiving the Closing Notice, or September 30, 2023.

There is no relationship between the Company or its affiliates and Triton, other than in respect of the Amended and Restated Closing Agreement.

In connection with the Amended and Restated Closing Agreement, pursuant to an engagement letter agreement between the Company and Boustead Securities, LLC, a registered broker-dealer (“Boustead”), dated November 29, 2021 and the underwriting agreement between the Company and Boustead, as representative of the underwriters of the Company’s initial public offering, dated February 2, 2023, upon a closing under the Amended and Restated Closing Agreement, if any, the Company will be required to pay Boustead a cash fee equal to 7% of the gross proceeds to be received from such closing, i.e., $70,000; pay Boustead a non-accountable expense allowance equal to 1% of the gross proceeds to be received from such closing, i.e., $10,000; issue Boustead a warrant with respect to the Triton Shares exercisable for a number of shares of Class B Common Stock equal to 7% of the number of the Triton Shares at an exercise price equal to the price per share for the Triton Shares; and issue Boustead a warrant with respect to the issuance of the Triton Pre-Funded Warrants exercisable for a number of shares of Class B Common Stock equal to 7% of the Triton Warrant Shares at an exercise price equal to $0.01 per share (collectively, the “Tail Warrants”). The Tail Warrants will be exercisable for a period of five years and contain cashless exercise provisions. The Company is also required to reimburse Boustead for all reasonable invoiced out-of-pocket expenses in connection with its performance of any services relating to the Amended and Restated Closing Agreement, regardless of whether a sale under the Amended and Restated Closing Agreement occurs.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Form of Pre-Funded Common Stock Purchase Warrant
4.2	Form of Common Stock Purchase Warrant issuable to Boustead Securities, LLC
10.1	Amended and Restated Closing Agreement between Asset Entities Inc. and Triton Funds LP, dated as of August 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2023	ASSET ENTITIES INC.

/s/ Arshia Sarkhani
Name: Arshia Sarkhani
Title: Chief Executive Officer and President

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